Other Income (Expense), Net (Tables)	12 Months Ended
Dec. 31, 2012
Other Income And Expenses [Abstract]
Other, Net, Included in Other Income (Expense), Net

Other, net, which is included in other income (expense), net, was as follows, in millions:

	2012	2011	2010
Income from cash and cash investments	$6	$8	$6
Other interest income	1	1	1
Income from financial investments, net (Note E)	24	73	9
Other items, net	(4)	(5)	(10)

Total other, net	$27	$77	$6